UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2024

MIND Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 550,
The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(281) 353-4475

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition.

On April 29, 2024, MIND Technology, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter and year ended January 31, 2024. The date and time for a conference call discussing the earnings are also included in the press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

The Company’s press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided within the press release quantitative reconciliations of certain non-GAAP financial measures to the most directly comparable GAAP financial measures.

The information in this Item 2.02 (including the press release attached as Exhibit 99.1 and incorporated by reference into Item 2.02) is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section, and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 7.01 Regulation FD Disclosure.

On April 29, 2024, the Company issued a press release announcing its financial results for the fiscal quarter and year ended January 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into Item 7.01. The information set forth under Item 2.02 above regarding the press release is incorporated herein by reference.

The information in this Item 7.01 (including the press release attached as Exhibit 99.1 and incorporated by reference into Item 7.01) is being furnished, not filed, for purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section, and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act unless specifically identified therein as being incorporated therein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended January 31, 2023 (especially in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), filed with the Securities and Exchange Commission (the “SEC”) on May 1, 2023, Quarterly Report on Form 10-Q for the quarter ended April 30, 2023, filed with the SEC on June 14, 2023, Quarterly Report on Form 10-Q for the quarter ended July 31, 2023, filed with the SEC on September 14, 2023, Quarterly Report on Form 10-Q for the quarter ended October 31, 2023, filed with the SEC on December 13, 2023, and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, the lingering effect of the COVID-19 pandemic, supply chain disruptions, emerging financial institution crisis, and the potential of a recession have created significant uncertainty in the global economy and could have a material adverse effect on the Company’s business, financial position, results of operations and liquidity. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

Item 9.01 Financial Statements and Exhibits.

	Exhibit Number	Description
(d) Exhibits.	99.1	MIND Technology, Inc. press release dated April 29, 2024.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

April 29, 2024	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: President and Chief Executive Officer